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                       THE BLACK & DECKER CORPORATION

                                   Issuer

                                     and

                             MARINE MIDLAND BANK

                                   Trustee



                                _____________



                                  INDENTURE

                      Dated as of __________ ___, 1994



                                _____________



                               Debt Securities



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

                              TABLE OF CONTENTS
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                                 ARTICLE ONE

                      DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION

   SECTION 101.     Definitions...............................   1
   SECTION 102.     Compliance Certificates and Opinions......  10
   SECTION 103.     Form of Documents Delivered to Trustee....  10
   SECTION 104.     Acts of Holders...........................  11
   SECTION 105.     Notices...................................  12
   SECTION 106.     Notice to Holders; Waiver.................  13
   SECTION 107.     Conflict with Trust Indenture Act.........  14
   SECTION 108.     Effect of Headings and Table of
                    Contents..................................  14
   SECTION 109.     Successors and Assigns....................  14
   SECTION 110.     Separability Clause.......................  15
   SECTION 111.     Benefits of Indenture.....................  15
   SECTION 112.     Governing Law.............................  15
   SECTION 113.     Non-Business Day..........................  15
   SECTION 114.     Immunity of Incorporators, Stockholders,
                    Employees, Officers and Directors.........  15
   SECTION 115.     Certain Matters Relating to Currencies....  15
   SECTION 116.     Language of Notices, Etc..................  16

                                 ARTICLE TWO

                               SECURITY FORMS

   SECTION 201.     Forms of Securities.......................  16
   SECTION 202.     Form of Trustee's Certificate of
                    Authentication............................  17
   SECTION 203.     Securities in Global Form.................  17

                                 ARTICLE THREE

                                 THE SECURITIES

   SECTION 301.     Title, Payment and Terms..................  18
   SECTION 302.     Denominations and Currencies..............  22
   SECTION 303.     Execution, Authentication, Delivery and
                    Dating....................................  22
   SECTION 304.     Temporary Securities and Exchange of
                    Securities................................  23
   SECTION 305.     Registration, Registration of Transfer
                    and Exchange..............................  28
   SECTION 306.     Mutilated, Destroyed, Lost and Stolen
                    Securities and Coupons....................  31
   SECTION 307.     Payment of Interest; Interest Rights
                    Preserved.................................  32

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
   SECTION 308.     Persons Deemed Owners.....................  34
   SECTION 309.     Cancellation..............................  35
   SECTION 310.     Computation of Interest...................  36
   SECTION 311.     Currency and Manner of Payments in
                    Respect of Securities.....................  36
   SECTION 312.     Appointment and Resignation of Successor
                    Currency Determination Agent..............  40

                                ARTICLE FOUR

                   SATISFACTION, DISCHARGE AND DEFEASANCE

   SECTION 401.     Satisfaction and Discharge of Securities
                    of any Series Under Limited
                    Circumstances.............................  41
   SECTION 402.     Satisfaction and Discharge................  42
   SECTION 403.     Defeasance of Certain Obligations.........  45
   SECTION 404.     Application of Trust Money................  47
   SECTION 405.     Repayment to Company......................  47

                                ARTICLE FIVE

                                  REMEDIES

   SECTION 501.     Events of Default.........................  47
   SECTION 502.     Acceleration..............................  49
   SECTION 503.     Other Remedies............................  49
   SECTION 504.     Waiver of Past Defaults...................  50
   SECTION 505.     Control by Majority.......................  50
   SECTION 506.     Limitation on Suits.......................  50
   SECTION 507.     Rights of Holders to Receive Payment......  51
   SECTION 508.     Collection Suit by Trustee................  51
   SECTION 509.     Trustee May File Proofs of Claim..........  51
   SECTION 510.     Priorities................................  51
   SECTION 511.     Undertaking for Costs.....................  52
   SECTION 512.     Judgment Currency.........................  52

                                 ARTICLE SIX

                                 THE TRUSTEE

   SECTION 601.     Certain Duties and Responsibilities.......  53
   SECTION 602.     Notice of Defaults........................  54
   SECTION 603.     Certain Rights of Trustee.................  54
   SECTION 604.     May Hold Securities.......................  56
   SECTION 605.     Money Held in Trust.......................  56
   SECTION 606.     Compensation and Reimbursement............  56
   SECTION 607.     Disqualification; Conflicting Interests...  57
   SECTION 608.     Corporate Trustee Required, Different
                    Trustees for Different Series;
                    Eligibility...............................  57


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
   SECTION 609.     Resignation and Removal, Appointment of
                    Successor.................................  58
   SECTION 610.     Acceptance of Appointment by Successor....  60
   SECTION 611.     Merger, Conversion, Consolidation or
                    Succession to Business....................  61
   SECTION 612.     Preferential Collection of Claims Against
                    Company...................................  61
   SECTION 613.     Authenticating Agents.....................  61
   SECTION 614.     Reports by Trustee to Holders.............  63

                                ARTICLE SEVEN

                MERGER, CONSOLIDATION, CONVEYANCE OR TRANSFER

   SECTION 701.     Where Company May Merge, Etc..............  63

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

   SECTION 801.     Supplemental Indentures Without Consent
                    of Holders................................  64
   SECTION 802.     Supplemental Indentures With Consent of
                    Holders...................................  65
   SECTION 803.     Execution of Supplemental Indentures......  67
   SECTION 804.     Effect of Supplemental Indentures.........  67
   SECTION 805.     Conformity With Trust Indenture Act.......  67
   SECTION 806.     Reference in Securities to Supplemental
                    Indentures................................  67

                                ARTICLE NINE

                                  COVENANTS

   SECTION 901.     Certain Definitions.......................  68
   SECTION 902.     Payment of Securities.....................  69
   SECTION 903.     Limitation on Liens.......................  69
   SECTION 904.     Limitation on Sale-Leaseback
                    Transactions..............................  70
   SECTION 905.     No Lien Created, etc......................  71
   SECTION 906.     Compliance Certificate....................  71
   SECTION 907.     Commission Reports........................  71
   SECTION 908.     Money for Securities Payments to Be Held
                    in Trust..................................  71
   SECTION 909.     Maintenance of Office or Agency...........  73

                                 ARTICLE TEN

                          REDEMPTION OF SECURITIES

   SECTION 1001.    Applicability of This Article.............  75


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
   SECTION 1002.    Election to Redeem; Notice to Trustee.....  75
   SECTION 1003.    Selection by Trustee of Securities to Be
                    Redeemed..................................  75
   SECTION 1004.    Notice of Redemption......................  76
   SECTION 1005.    Deposit of Redemption Price...............  77
   SECTION 1006.    Securities Payable on Redemption Date.....  77
   SECTION 1007.    Securities Redeemed in Part...............  78

                               ARTICLE ELEVEN

                              HOLDERS' MEETINGS

   SECTION 1101.    Purposes of Meetings......................  79
   SECTION 1102.    Call of Meetings by Trustee...............  79
   SECTION 1103.    Call of Meetings by Company or Holders....  79
   SECTION 1104.    Qualifications for Voting.................  80
   SECTION 1105.    Regulations...............................  80
   SECTION 1106.    Voting....................................  81
   SECTION 1107.    No Delay of Rights by Meeting.............  81


EXHIBIT A.          Form of Certificate to Be Delivered to Euroclear or CEDEL,
                    S.A. by or on behalf of a Beneficial Owner of Securities in Order to Receive a Definitive Bearer Security in Exchange for an Interest in a Temporary Global Security or to Exchange an Interest in a Temporary Global Security for an Interest in a Permanent Global Security in Definitive Form.
EXHIBIT B.
                    Form of Certificate to Be Given to the Appropriate Trustee by Euroclear and CEDEL, S.A. Regarding the Exchange of a Temporary Global Security for Definitive Securities or for a
                    Portion of a Permanent Global Security in Definitive Form.

EXHIBIT C.          Form of Certificate to Be Given to the Appropriate Trustee
                    by Euroclear and CEDEL, S.A. Regarding Payments on a
                    Temporary Global Security Prior to an Exchange Date.

EXHIBIT D.          Form of Certificate to be Delivered to Euroclear to CEDEL,
                    S.A. by or on behalf of a Beneficial Owner of Securities, in Order to Receive Payment on a Temporary Global Security
                    Prior to an Exchange Date.

     INDENTURE dated as of __________ ___, 1994, between The Black & Decker Corporation, a Maryland corporation (the "Company"), and Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, as trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and, as to each series of Securities, for the equal and ratable benefit of the Holders of that series of the Company's Securities issued pursuant to this Indenture:


                                 ARTICLE ONE

                      DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION

SECTION 101.   Definitions.

     For all purposes of this Indenture and all Securities issued hereunder, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date or time of such computation;

          (4) the words "herein," "hereof" and "hereunder," and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine genders; and

          (6)  provisions apply to successive events and transactions.

     Certain terms, used principally in Article Three, Article Six and Article Nine, are defined in those Articles.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," "controlling" and "controlled" by, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Attributable Debt" has the meaning specified in Section 901.

     "Authenticating Agent" means any individual authorized to authenticate and deliver Securities in the name of the Trustee for the Securities of any series pursuant to Section 613.

     "Authorized Newspaper" means a newspaper customarily published at least once a day for at least five days in each calendar week and of general circulation in New York City and in London and, so long as the Securities are listed on the Stock Exchange and the Stock Exchange shall so require, in Luxembourg or, if it shall be impracticable in the opinion of the Trustee for the Securities of the appropriate series to make such publication, in another capital city in Western Europe. Such publication (which may be in different newspapers) is expected to be made in the Eastern edition of The Wall Street Journal, in the London edition of the Financial Times and in the Luxemburger Wort.

     "Bankruptcy Law" has the meaning specified in Section 501.

     "Bearer Security" means any Security established pursuant to Section 201 which is payable to bearer.

     "Board of Directors" means the board of directors of the Company or any committee of that board.

     "Board Resolution" means a resolution of the Board of Directors or of a committee or person to which or to whom the Board of Directors has properly delegated the appropriate authority, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day," when used with respect to any particular Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close, and shall otherwise mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions, at the place where any specified act pursuant to this Indenture is to occur, are authorized or obligated by law to close.

     "CEDEL, S.A."  means  Centrale de Livraison de Valeurs Mobilieres, S.A.

     "Certificate of a Firm of Independent Public Accountants" means a certificate signed by any firm of independent public accountants of recognized standing selected by the Company. The term "Independent" when used with respect to any specified firm of public accountants means a firm that is or would be qualified to act as the Company's accountants within the meaning of Section 210.2-01 of Regulation S-X as promulgated by the Commission, and any successor thereto.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Commission" means the United States Securities and Exchange Commission.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by (1) the Chairman of the Board, the President or any Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company or (2) by any two Persons designated in a Company Order previously delivered to the Trustee for Securities of any series by any two of the foregoing officers and delivered to the Trustee for Securities of that series.

     "Component Currency" has the meaning specified in Section 311(h).

     "Consolidated Net Tangible Assets" has the meaning specified in Section
901.

     "Conversion Date" has the meaning specified in Section 311(d).

     "Conversion Event" means the unavailability of any Foreign Currency or currency unit, due to the imposition of exchange controls or other circumstances beyond the control of the Company.

     "Corporate Trust Office" means the office of the Trustee for Securities of any series at which at any particular time its corporate trust business shall be principally administered, which office of Marine Midland Bank, at the date of the execution of this Indenture, is located at 140 Broadway, New York, New York 10015.

     "corporation" includes corporations, limited liability companies, associations, companies and business trusts.

     "Coupon" means any interest coupon appertaining to a Bearer Security.

     "Currency Determination Agent," with respect to Securities of any series, means a New York Clearing House bank designated pursuant to Section 301 or
Section 312.

     "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have been appointed pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

     "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 311(g).

     "Dollar Equivalent of the Foreign Currency" has the meaning specified in
Section 311(f).

     "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "Election Date" has the meaning specified in Section 311(h).

     "Euroclear" means Morgan Guaranty Trust Company of New York,
Brussels office, or its successor, as operator of the Euroclear system.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Date" has the meaning specified in Section 304.

     "Exchange Rate Officers' Certificate" means a certificate or facsimile thereof setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or currency unit amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with
Section 302 in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such

Market Exchange Rate, signed by the Treasurer, the Controller, any Vice President, any Assistant Treasurer or any Assistant Controller of the Company.

     "Exempted Debt" has the meaning specified in Section 901.

     "Floating Rate Security" means a Security that provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index or any other index specified pursuant to Section 301.

     "Foreign Currency" means a currency issued and actively maintained as a country's or countries' recognized unit of domestic exchange by the government of any country other than the United States.

     "Funded Debt" has the meaning specified in Section 901.

     "Global Exchange Agent" has the meaning specified in Section 304.

     "Government Obligations" means the following obligations: (i) direct obligations of the government that issued the currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government that issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation of such government.

     "Holder," when used with respect to any Security, means in the case of a Registered Security the Person in whose name a Security is registered in the Security Register, and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means any bearer thereof.

     "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301.

     "Interest," when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Market Exchange Rate" means (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 for the Securities of the relevant series,
(ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York, (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Currency Determination Agent. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Currency Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or any other principal market for such currency or currency unit in question, or such other quotations as the Currency Determination Agent shall deem appropriate. Unless otherwise specified by the Currency Determination Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities. For purposes of this definition, a "nonresident issuer" shall mean an issuer that is not a resident of the country or countries that issue such currency or whose currencies are included in such currency unit.

     "Maturity," when used with respect to any Security, means the date on which the principal of that Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, request for redemption or otherwise.

     "Officer" means the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

     "Officers' Certificate" means a Certificate signed by two Officers or by an Officer and any Assistant Treasurer or Assistant Secretary of the Company.

     "Opinion of Counsel" means a written opinion of independent legal counsel of recognized standing and, for all other purposes hereof, means a written opinion of counsel, who may be an employee of or counsel to the Company or may be other counsel satisfactory to the Trustee for the Securities of any series.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee for such Securities or delivered to the Trustee for cancellation;

          (2) Securities or portions thereof for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee for such Securities or any Paying Agent (other than the Company or any other obligor upon the Securities) in trust or set aside and segregated in trust by the Company or any other obligor upon the Securities (if the Company or any other obligor upon the Securities shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, or provision therefor satisfactory to the Trustee has been made; and

          (3) Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented proof satisfactory to the Trustee for such Securities that any such Securities are held by bona fide holders in due course;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee for such Securities shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor and (b) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to
Section 502.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any particular series, means the place or places where the principal of (and premium, if any) and interest if any, on the Securities of that series are payable, as contemplated by Section 301.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by that particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

     "Principal Property" has the meaning specified in Section 901.

     "Redemption Date," when used with respect to any Security to be redeemed in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means an amount in the currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant hereto, equal to the principal amount thereof (and premium, if any, thereon) together with accrued interest, if any, to the Redemption Date.

     "Registered Security" means any Security established pursuant to Section 201 that is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series, means the date, if any, specified for that purpose as contemplated by Section 301.

     "Responsible Officer," when used with respect to the Trustee for any series of Securities, means the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer or employee of such Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer or employee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" means securities evidencing unsecured indebtedness of the Company authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     A "series" of Securities means all Securities denominated as part of the same series authorized by or pursuant to a particular Board Resolution.

     "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee for such series pursuant to Section 307.

     "Specified Amount" has the meaning specified in Section 311(h).

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Stock Exchange," unless specified otherwise with respect to any particular series of Securities, means the Luxembourg Stock Exchange.

     "Subsidiary" has the meaning specified in Section 901.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder. If there shall be at one time more than one Trustee hereunder, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in effect (unless otherwise stated herein) on the date of this Indenture.

     "United States" has the meaning specified in Section 901.

     "Valuation Date" has the meaning specified in Section 311(c).

     "Voting Stock" has the meaning specified in Section 901.

     "Yield to Maturity," when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth on the face thereof.

SECTION 102.   Compliance Certificates and Opinions.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (i) a statement that the person making such certificate or opinion has read such certificate or condition, (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (iii) a statement that, in the opinion of such person, the person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether such covenant or condition has been complied with, and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 103.   Form of Documents Delivered to Trustee.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous.

     Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee for the appropriate series of Securities and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and, subject to Section 601, conclusive in favor of the Trustee for the appropriate series of Securities, the Company and any agent of such Trustee or the Company, if made in the manner provided in this Section.

     The Company may set a record date for purposes of determining the identity of Holders of Registered Securities entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation. If a record date is fixed, those persons who were Holders of Registered Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled with respect to such Securities to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership, or an official of a public or governmental body, on behalf of such corporation, association, partnership or public or governmental body or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of this authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee for the appropriate series of Securities deems sufficient.

     (d) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (e) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee for such Securities to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate of the Person holding such Bearer Securities, if such certificate is deemed by such Trustee to be satisfactory. The Trustee for such Securities and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate bearing a later date issued in respect of the same Bearer Security is produced,
(2) such Bearer Security is produced to such Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner that the Company and the Trustee for such Securities deem sufficient.

     (f) In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Securities.

     (g) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or, in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee for such Securities, the Security Registrar, any Paying Agent, the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.   Notices.

     Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

          if to the Company:

               The Black & Decker Corporation
               701 East Joppa Road
               Towson, Maryland  21286
               Attention:  Treasurer

          with a copy to:

               The Black & Decker Corporation
               701 East Joppa Road
               Towson, Maryland  21286
               Attention:  Vice President and General Counsel

          if to the Trustee:

               Marine Midland Bank
               Corporate Trust Administration
               140 Broadway
               New York, New York  10005

     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications. If the Trustee of any series of Securities is other than the Trustee initially named in this Indenture or any successor thereto, any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail addressed to that Trustee at the address provided for in the supplemental indenture executed in connection with the appointment of that Trustee in respect of the applicable series of Securities.

SECTION 106.   Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Registered Securities if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice and (2) such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Bearer Securities who have filed their names and addresses with the Trustee for such purpose within the previous two years if in writing and mailed, first class postage prepaid, to each such Holder at his address as so filed not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice, or to all other Holders of Bearer Securities if published in an Authorized Newspaper on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and the second such publication to be not later than the latest date, prescribed herein for the giving of such notice.

     In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed in the manner prescribed by this Indenture shall be deemed to have been given whether or not received by any particular Holder. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee for such Securities shall constitute a sufficient notification for every purpose hereunder.

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be made with the approval of the Trustee for such Securities shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee for such Securities, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.   Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

SECTION 108.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.   Separability Clause.

     In any case any provision in this Indenture or in the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   Benefits of Indenture.

     Nothing in this Indenture or in the Securities or in any coupons appertaining thereto, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   Governing Law.

     This Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113.   Non-Business Day.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of a Security of any particular series shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of principal of (and premium, if any) and interest, if any, with respect to such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114. Immunity of Incorporators, Stockholders, Employees, Officers and Directors.

     A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, with respect to or by reason of such obligations or their creation. All such liability is waived and released as a condition of, and as partial consideration for, the execution of this Indenture and the issue of the Securities.

SECTION 115.   Certain Matters Relating to Currencies.

     Subject to Section 311, each reference to any currency or currency unit in any Security, or in the Board Resolution or supplemental indenture relating thereto, shall mean only the referenced currency or currency unit and no other currency or currency unit.

     The Trustee shall segregate moneys, funds and accounts held by the Trustee in one currency or currency unit from any moneys, funds or accounts held in any other currencies or currency units, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

     Whenever any action or Act is to be taken hereunder by the Holders of Securities denominated in different currencies or currency units, then for purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a foreign currency or currency unit shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee for such series in an Officers' Certificate for such Foreign Currency or currency unit into Dollars as of the date the taking of such action or Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to such Trustee.

SECTION 116.   Language of Notices, Etc.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, and any published notice may also be in an official language of the country or province of publication.


                                 ARTICLE TWO

                               SECURITY FORMS

SECTION 201.   Forms of Securities.

     The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be substantially in such form or forms (including global form) as shall be established by or pursuant to a Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto. Each security may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required by law, rule of any securities exchange or to conform to usage. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence.

     Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

     Prior to the first delivery of a Security of any series to the Trustee for authentication, the Company shall deliver to the Trustee the following:

          (1) a copy of the Board Resolution, by or pursuant to which such form of Security to be endorsed thereon has been approved;

          (2) an Officers' Certificate dated the date such Certificate is delivered to such Trustee stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such form have been complied with; and

          (3) an Opinion of Counsel stating that each of the Securities, together with any coupons appertaining thereto, in such form, when (a) completed by appropriate insertions and executed and delivered by the Company to such Trustee for authentication in accordance with this Indenture, (b) authenticated and delivered by such Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors, and (c) sold in the manner specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Company, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws generally affecting creditors' rights, to general equitable principles, to an implied covenant of good faith and fair dealing, and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

SECTION 202.   Form of Trustee's Certificate of Authentication.

     The Certificate of Authentication on all Securities shall be in substantially the following form:

          "This is one of the Securities of the series designated in, and issued under, the Indenture described herein.

                              Marine Midland Bank
                              ----------------------------------,
                                as Trustee


                              By:
                                 ---------------------------------
                                 Authorized Signatory"

SECTION 203.   Securities in Global Form.

     If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 102.

     Global Securities may be issued in either registered or bearer form and in either temporary or permanent form. Permanent global Securities will be issued in definitive form.


                                ARTICLE THREE

                               THE SECURITIES

SECTION 301.   Title, Payment and Terms.

     The principal amount of Securities that may be authenticated and delivered and Outstanding under this Indenture is not limited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

     The Securities may be issued in one or more series, each of which shall be issued pursuant to a Board Resolution or Board Resolutions that shall specify:

          (1) the title of the Securities of that series (which shall distinguish the Securities of that series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 304, 305, 306, 806 or 1007);

          (3) whether Securities of that series are to be issuable as Registered Securities, Bearer Securities or both;

          (4) the date or dates (or manner of determining the same) on which the principal of the Securities of that series is payable (which, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time);

          (5) the rate or rates (or the manner of calculation thereof) at which the Securities of that series shall bear interest (if any), the date or dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable (or the manner of determining the same) and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 307;

          (6) the place or places where, subject to the provisions of Section 909, the principal of (and premium, if any) and interest, if any, on Securities of that series shall be payable, any Registered Securities of that series may be surrendered for registration of transfer, any Securities of that series may be surrendered for exchange, and notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served;

          (7) the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions on which, Securities of that series may be redeemed or converted into another security, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof (or to convert such Securities into other securities at the option of the Holder), and the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which, Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if denominated in Dollars, the denominations in which any Registered Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any Bearer Securities of that series shall be issuable, if other than the denomination of $5,000;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (11) any Events of Default in addition to the Events of Default described in Section 501 and any covenants of the Company with respect to the Securities of that series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (12) if a Person other than Marine Midland Bank is to act as Trustee for the Securities of that series, the name and location of the Corporate Trust Office of such Trustee;

          (13) if other than Dollars, the currency or currency unit in which payment of the principal of (and premium, if any) or interest, if any, on the Securities of that series shall be made or in which the Securities of that series shall be denominated (and the denominations thereof) and the particular provisions applicable thereto in accordance with, in addition to or in lieu of the provisions of Section 311;

          (14) if the principal of (and premium, if any) and interest, if any, on the Securities of that series are to be payable, at the election of the Company or a Holder thereof, in a currency or currency unit other than that in which such Securities are denominated or stated to be payable, in accordance with provisions in addition to or in lieu of, or in accordance with the provisions of Section 311, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which such Securities are denominated or stated to be payable and the currency or currency unit in which such Securities are to be so payable;

          (15) the designation of the original Currency Determination Agent, if any;

          (16) the index, if any, used to determine the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of that series;

          (17) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of that series may be determined with reference to an index based on a currency or currency unit other than that in which such Securities are denominated, the manner in which such amounts shall be determined;

          (18) if other than as set forth in Section 401, provisions for the satisfaction and discharge of this Indenture with respect to the Securities of that series;

          (19) the provisions, if any, restricting defeasance of the Securities of that series;

          (20) the date as of which any Bearer Securities of that series and any global Security representing Outstanding Securities of that series shall be dated if other than the date of original issuance of the first Security of that series to be issued;

          (21) whether the Securities of the series shall be issued in whole or in part in the form of a global Security or Securities and, in such case, the Depositary and Global Exchange Agent, if any, for such global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Exchange Date;

          (22) if Securities of the series are to be issuable initially in the form of a temporary global Security, the circumstances under which the temporary global Security can be exchanged for definitive Securities and whether the definitive Securities will be Registered Securities and/or Bearer Securities and will be in global form and whether interest in respect of any portion of such global Security payable in respect of an Interest Payment Date prior to the Exchange Date shall be paid to any clearing organization with respect to a portion of such global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article Three;

          (23) if convertible into the Securities of another series, the terms upon which the Securities of that series will be convertible into Securities of such other series;

          (24) if the right of payment with respect to Securities of that series is subordinated to the right of payment with respect to any other indebtedness of the Company, the terms and conditions of such subordination; and

          (25) any other terms of that series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any particular series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolution relating thereto. The terms of such Securities, as set forth above, may be determined by one or more authorized officers of the Company from time to time if so provided in or established pursuant to the authority granted in a Board Resolution. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

SECTION 302.   Denominations and Currencies.

     Unless otherwise provided with respect to any series of Securities as contemplated by Section 301, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof, and any Bearer Securities of a series shall be issuable in the denomination of $5,000, and Registered and Bearer Securities shall be payable in Dollars. References herein to currencies shall include ECUs, unless otherwise specified or unless the context otherwise requires.

SECTION 303.   Execution, Authentication, Delivery and Dating.

     The Securities and any related coupons shall be executed on behalf of the Company by two Officers by manual or facsimile signature. The Securities shall be so executed under the corporate seal of the Company reproduced thereon.

     Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     A Security shall not be valid until the Trustee manually signs the Certificate of Authentication on the Security. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupons appertaining thereto, executed by the Company to the Trustee for the Securities of such series for authentication, together with a Company Order for the authentication and delivery of such Securities, and such Trustee, in accordance with the Company Order, shall authenticate and deliver such Securities; provided, however, that, in connection with its sale, during the "restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7), and any successor thereto, of the United States Treasury Regulations), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further that such Bearer Security (other than a temporary global Security in bearer form) may be delivered outside the United States in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished to Euroclear or CEDEL S.A. a certificate substantially in the form set forth in Exhibit A to this Indenture. If any Security shall be represented by a permanent global Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306 or 307, the Trustee for the Securities of a series shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured other than matured coupons in default have been detached and cancelled. If all the Securities of any one series are not to be issued at one time and if a Board Resolution relating to such Securities shall so permit, the Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

     Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution, Officers' Certificate and Opinion of Counsel otherwise required pursuant to Sections 102 and 201 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Registered Security shall be dated the date of its authentication, and, unless otherwise specified as contemplated by Section 301, each Bearer Security shall be dated as of the date of original issuance of the first Security of such series to be issued.

     Each Depositary designated pursuant to Section 301 for a global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

SECTION 304.   Temporary Securities and Exchange of Securities.

     Pending the preparation of definitive Securities of any particular series, the Company may execute, and upon Company Order the Trustee for the Securities of such series shall authenticate and deliver, in the manner specified in
Section 303, temporary Securities that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, with like terms and conditions as the definitive Securities of the series in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Any such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

     Except in the case of temporary Securities in global form (which shall be exchanged only in accordance with the provisions of the following paragraphs), if temporary Securities of any particular series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of such definitive Securities, the temporary Securities of such series shall be exchangeable for such definitive Securities and of a like Stated Maturity and with like terms and provisions upon surrender of the temporary Securities of such series, together with all unmatured and matured coupons in default, if any, at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any particular series, the Company shall execute and (in accordance with a Company Order delivered at or prior to the authentication of the first definitive Security of such series) the Trustee for the Securities of such series shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and of a like Stated Maturity and with like terms and provisions; provided, however, unless otherwise specified pursuant to
Section 301, no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security, and provided, further, that a definitive Bearer Security (including a permanent global Bearer Security) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until exchanged as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and with like terms and conditions, except as to payment of interest, if any, authenticated and delivered hereunder.

     Any temporary global Security and any permanent global Security shall, unless otherwise provided therein, be delivered to a Depositary designated pursuant to Section 301.

     Without unnecessary delay but in any event not later than the date specified in or determined pursuant to the terms of any such temporary global Security, which (subject to any applicable laws and regulations) shall be 40 days after the closing of the sale of the Securities or within a reasonable period of time thereafter (the "Exchange Date"), the Securities represented by any temporary global Security of a series of Securities issuable in bearer form may be exchanged for definitive Securities (subject to the second succeeding paragraph), including one or more permanent global Securities in definitive form, without interest coupons. On or after the Exchange Date such temporary global Security shall be surrendered by the Depositary to the Trustee for such Security, as the Company's agent for such purpose, or the agent appointed by the Company pursuant to Section 301 to effect the exchange of the temporary global Security for definitive Securities (including any director or officer of the Global Exchange Agent authorized by the Trustee as an Authenticating Agent pursuant to Section 613) (the "Global Exchange Agent"), and following such surrender, such Trustee or the Global Exchange Agent shall (1) endorse the temporary global Security to reflect the reduction of its principal amount by an equal aggregate principal amount of such Security, (2) endorse any applicable permanent global Security to reflect the initial amount, or an increase in the amount of Securities represented thereby, (3) manually authenticate such definitive Securities (including any permanent global Security), (4) subject to Section 303, either deliver such definitive Securities to the Holder thereof or, if such definitive Security is a permanent global Security, deliver such permanent global Security to the Depositary to be held outside the United States for the accounts of Euroclear and CEDEL, S.A., for credit to the respective accounts at Euroclear and CEDEL, S.A., designated by or on behalf of the beneficial owners of such Securities (or to such other accounts as they may direct) and (5) redeliver such temporary global Security to the Depositary, unless such temporary global Security shall have been cancelled in accordance with Section 309 hereof, provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Depositary, such temporary global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged for definitive Securities (including any permanent global Security) and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL, S.A., as to the portion of such temporary global Security held for its account then to be exchanged for definitive Securities (including any permanent global Security), each substantially in the form set forth in Exhibit B to this Indenture. Each certificate substantially in the form of Exhibit B hereto of Euroclear or CEDEL, S.A., as the case may be, shall be based on certificates of the account holders listed in the records of Euroclear or CEDEL, S.A., as the case may be, as being entitled to all or any portion of the applicable temporary global Security. An account holder of Euroclear or CEDEL, S.A., as the case may be, desiring to effect the exchange of an interest in a temporary global Security for an interest in definitive Securities (including any permanent global Security) shall instruct Euroclear or CEDEL, S.A., as the case may be, to request such exchange on its behalf and shall deliver to Euroclear or CEDEL, S.A., as the case may be, a certificate substantially in the form of Exhibit A hereto and dated no earlier than 15 days prior to the Exchange Date. Until so exchanged, temporary global Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities (including any permanent global Security) of the same series authenticated and delivered hereunder, except as provided in the fourth succeeding paragraph.

     The delivery to the Trustee for the Securities of the appropriate series or the Global Exchange Agent by Euroclear or CEDEL, S.A. of any certificate substantially in the form of Exhibit B hereto may be relied upon by the Company and such Trustee or the Global Exchange Agent as conclusive evidence that a corresponding certificate or certificates has or have been delivered to Euroclear or to CEDEL, S.A., as the case may be, pursuant to the terms of this Indenture.

     On or prior to the Exchange Date, the Company shall deliver to the Trustee for the Securities of the appropriate series or the Global Exchange Agent definitive Securities in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. At any time on or after the Exchange Date, upon 30 days' notice to the Trustee for the Securities of the appropriate series or the Global Exchange Agent by Euroclear or CEDEL, S.A., as the case may be, acting at the request of or on behalf of the beneficial owner, a Security represented by a temporary global Security or a permanent global Security, as the case may be, may be exchanged, in whole or from time to time in part, for definitive Securities without charge and such Trustee or the Global Exchange Agent shall authenticate and deliver, in exchange for each portion of such temporary global Security or such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and with like terms and provisions as the portion of such temporary global Security or such permanent global Security to be exchanged, which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as contemplated by
Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, provided, however, that definitive Bearer Securities shall be delivered in exchange for a portion of the temporary global Security only in compliance with the requirements of the second preceding paragraph. On or prior to the thirtieth day following receipt by the Trustee for the Securities of the appropriate series or the Global Exchange Agent of such notice with respect to a Security, or, if such day is not a Business Day, the next succeeding Business Day, the temporary global Security or the permanent global Security, as the case may be, shall be surrendered by the Depositary to such Trustee, as the Company's agent for such purpose, or the Global Exchange Agent to be exchanged in whole, or from time to time in part, for definitive Securities or other definitive Securities, as the case may be, without charge following such surrender, upon the request of Euroclear or CEDEL, S.A., as the case may be, and such Trustee or the Global Exchange Agent shall (1) endorse the applicable temporary global Security or the permanent global Security to reflect the reduction of its principal amount by the aggregate principal amount of such Security, (2) in accordance with procedures acceptable to the Trustee cause the terms of such Security and coupons, if any, to be entered on a definitive Security, (3) manually authenticate such definitive Security and (4) if a Bearer Security is to be delivered, deliver such definitive Security outside the United States to Euroclear or CEDEL, S.A., as the case may be, for or on behalf of the beneficial owner thereof, in exchange for a portion of such permanent global Security.

     Unless otherwise specified in such temporary global Security or permanent global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security or permanent global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL, S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinabove provided, any temporary global Security or definitive permanent global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and with like terms and conditions, except as to payment of interest, if any, authenticated and delivered hereunder. Unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Bearer Security on an Interest Payment Date for Securities of such series shall be payable to Euroclear and CEDEL, S.A. on such Interest Payment Date upon delivery by Euroclear and CEDEL, S.A. to the Trustee for the Securities of the appropriate series or the Global Exchange Agent in the case of payment of interest on a temporary global Security with respect to an Interest Payment Date occurring prior to the applicable Exchange Date of a certificate or certificates substantially in the form set forth in Exhibit C to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such global Security on such Interest Payment Date and who have, in the case of payment of interest on a temporary global Security with respect to an Interest Payment Date occurring prior to the applicable Exchange Date, each delivered to Euroclear or CEDEL, S.A., as the case may be, a certificate substantially in the form set forth in Exhibit D to this Indenture.

     Any definitive Bearer Security authenticated and delivered by the Trustee for the Securities of the appropriate series or the Global Exchange Agent in exchange for a portion of a temporary global Security shall not bear a coupon for any interest which shall theretofore have been duly paid by such Trustee to Euroclear or CEDEL, S.A. or by the Company to such Trustee in accordance with the provisions of this Section.

     With respect to Exhibits A, B, C and D to this Indenture, the Company may, in its discretion and if required or desirable under applicable law, substitute one or more other forms of such exhibits for such exhibits, eliminate the requirement that any or all certificates be provided, or change the time that any certificate may be required, provided that such substitute form or forms or notice of elimination or change of such certification requirement have theretofore been delivered to the Trustee with a Company Request and such form or forms, elimination or change is reasonably acceptable to the Trustee.

SECTION 305.   Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee for the Securities of each series a security register (the security register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee for the Securities of each series is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities of such series as herein provided.

     Upon surrender for registration of transfer of any Registered Security of any particular series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee for the Securities of each series shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions.

     Except as set forth below, at the option of the Holder, Registered Securities of any particular series may be exchanged for other Registered Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee for such Securities shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Except as otherwise specified pursuant to Section 301, Registered Securities may not be exchanged for Bearer Securities.

     Notwithstanding any other provision of this Section or Section 304, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a global Security representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and with like terms and provisions upon surrender of the Bearer Securities to be exchanged at any office or agency of the

Company in a Place of Payment for that series, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company (or to the Trustee for the Security in case of matured coupons in default) in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and such Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided herein, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency of the Company in a Place of Payment for that series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and with like terms and conditions after the close of business at such office or agency on or after (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due upon presentment of such coupon in accordance with the provisions of this Indenture.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee for such Securities shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     If at any time the Depositary for Securities of a series in registered form notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities for such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities for such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301 shall no longer be effective with respect to the Securities for such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form, in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver Registered Securities of such series in definitive form, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

     If specified by the Company pursuant to Section 301 with respect to a series of Securities in registered form, the Depositary for such series of Securities may surrender a global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (i) to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms, and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security, and (ii) to such Depositary a new global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities delivered to Holders thereof.

     Upon the exchange of a global Security for Securities in definitive form, such global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Security to the persons in whose names such Securities are so requested.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such series duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 806 or 1007 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1004 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption as a whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor provided, however, that such Registered Security shall be simultaneously surrendered for redemption.

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities and Coupons.

     If (i) any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee for such Security or the Company and the Trustee for the Security and the Company receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) there is delivered to the Company and such Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or such Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request such Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, or in exchange for the Security to which a mutilated, destroyed, lost or stolen coupon appertains (with all appurtenant coupons not mutilated, destroyed, lost or stolen) a new Security of the same series and in a like principal amount and of a like Stated Maturity and with like terms and conditions and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish to the Company and the Trustee for such Security such security or indemnity as may be required by them to save each of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Company and such Trustee and any agent of either of them of the destruction, loss or theft of such Security and the ownership thereof; provided, however, that the principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided herein, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on a Bearer Security shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee to such Security) connected therewith.

     Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 307.   Payment of Interest; Interest Rights Preserved.

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest, if any, that is payable at maturity or upon Redemption will be payable to the person to whom principal shall be payable.

     Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company (i) in the case of Registered Securities, by check mailed or delivered to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located inside the United States according to the written instructions of the payee signed by two authorized officers of the payee, if any, or (ii) in the case of Bearer Securities, except as otherwise provided in Section 909, upon presentation and surrender of the appropriate coupon appertaining thereto at an office or agency of the Company in a Place of Payment located outside the United States or by transfer to an account maintained by the payee with a bank located outside the United States.

     Unless otherwise provided or contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and CEDEL, S.A. with respect to that portion of such permanent global Security held for its account by the Depositary. Each of Euroclear and CEDEL, S.A. will in such circumstances credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

     Any interest on any Registered Security of any particular series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of that series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee for the Registered Securities of such series in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of that series and the date of the proposed payment, and at the same time the Company shall deposit with such Trustee an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b), 311(d) and 311(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to such Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon such Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by such Trustee of the notice of the proposed payment. Such Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of that series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Such Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper published in the English language, customarily on each Business Day and of general circulation in New York, New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of that series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on Registered Securities of any particular series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee for the Securities of such series of the proposed manner of payment pursuant to this clause, such manner of payment shall be deemed practicable by such Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee for such

Security and any agent of the Company or such Trustee may treat the Person in whose name any such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and, subject to Section 307, interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, such Trustee nor any agent of the Company or such Trustee shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee for such Security and any agent of the Company or such Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, such Trustee nor any agent of the Company or such Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309.   Cancellation.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Security Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee and no one else shall cancel or destroy all Securities surrendered for transfer, exchange, payment or cancellation, and shall so certify to the Company.

     All Bearer Securities and unmatured coupons so delivered to the Trustee for such Securities shall be cancelled by such Trustee. Notwithstanding any other provision of this Indenture to the contrary, in the case of a series, all the Securities of which are not to be originally issued at one time, a Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for such Security for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Security so delivered to such Trustee shall be promptly cancelled by it. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee for such Securities shall be disposed of by such Trustee in accordance with its standard procedures and a certificate of disposition evidencing such disposition of Securities and coupons shall be provided to the Company by such Trustee. In the case of any temporary global Security, which shall be disposed of if the entire aggregate principal amount of the Securities represented thereby has been exchanged, the certificate of disposition shall state that all certificates required pursuant to Section 304 hereof, substantially in the form of Exhibit B hereto (or in the form of any substitute exhibit as provided in the last paragraph of Section 304), to be given by Euroclear or CEDEL, S.A., have been duly presented to the Trustee for such Securities by Euroclear or CEDEL, S.A., as the case may be. Permanent global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereon is made in full.

SECTION 310.   Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any particular series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and, in the case of an incomplete month, the number of days elapsed, the amount of interest payable on the Securities of any series for any period to be equal to the product of (i) the principal amount of the Securities of such series Outstanding during such period, (ii) the stated rate of interest per annum (expressed as a decimal fraction) payable on the Securities of such series and (iii) a fraction, the numerator of which is the total number of full months elapsed in such period multiplied by 30, plus the number of days in any incomplete month during which such Securities were Outstanding, and the denominator of which is 360.

SECTION 311.   Currency and Manner of Payments in Respect of Securities.

     (a) With respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of and interest, if any, on any Registered or Bearer Security of such series will be made in the currency or currency unit in which such Registered Security or Bearer Security, as the case may be, is payable.

     (b) It may be provided pursuant to Section 301 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (and premium, if any) or interest, if any, on such Registered Securities in any of the currencies or currency units which may be designated for such election by delivering to the Trustee for such series of Registered Securities a written election with signature guarantees and in form and substance satisfactory to such Trustee, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such currency or currency unit, such election will remain in effect for such Holder until changed by such Holder by written notice to the Trustee for such series of Registered Securities (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to Article Ten). In the event any Holder makes any such election pursuant to the preceding sentence, such election will not be effective on any transferee of such Holder and such transferee shall be paid in the currency or currency unit indicated pursuant to paragraph (a) above unless such transferee makes an election pursuant to the preceding sentence; provided, however, that such election, if in effect while funds are on deposit with respect to the Securities of such series as described in Section 401(1)(B), Section 402(1) or Section 403(1), will be effective on any transferee of such Holder unless otherwise specified pursuant to Section 301 for the Securities of such series. Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee of such series of Registered Securities not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant currency or currency unit as provided in paragraph (a) of this Section. In no case may a Holder of Securities of any series elect to receive payments in any currency or currency unit as described in this Section 311(b) following a deposit of funds with respect to the Securities of such series as described in Section 401(1)(B), Section 402(1) or
Section 403(1). The Trustee for each such series of Registered Securities shall notify the Currency Determination Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

     (c) If the election referred to in paragraph (b) above has been provided for pursuant to Section 301, then not later than the fourth Business Day after the Regular Record Date for each payment date for Registered Securities of any series, the Currency Determination Agent will deliver to the Company a written notice specifying, in the currency or currency unit in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Registered Securities to be made on such payment date, specifying the amounts in such currency or currency unit so payable in respect of the Registered Securities of such series as to which the Holders thereof shall have elected to be paid in a currency or currency unit other than that in which such series is denominated as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 301 and if at least one Holder has made such election, then, on the second Business Day preceding such payment date the Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officers' Certificate in respect of the Dollar, Foreign Currency, ECU or currency unit payments to be made on such payment date. The Dollar, Foreign Currency, ECU or currency unit amount receivable by Holders of Registered Securities who have elected payment in a currency or currency unit as provided in paragraph (b) above shall, unless otherwise provided pursuant to Section 301, be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date.

     (d) If a Conversion Event occurs with respect to a Foreign Currency, the ECU or any other currency unit in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph
(b) above, then with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, the ECU or such other currency unit occurring after the last date on which such Foreign Currency, the ECU or such other currency unit was available (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee of each such series of Securities and by such Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Currency Determination Agent in the manner provided in paragraph (f) or (g) below.

     (e) If the Holder of a Registered Security denominated in any currency or currency unit shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected currency or currency unit, such Holder shall receive payment in the currency or currency unit in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the currency or currency unit in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this Section 311.

     (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Currency Determination Agent and shall be obtained for each subsequent payment after the Conversion Date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

     (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Currency Determination Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

     (h) For purposes of this Section 311 the following terms shall have the following meanings:

     A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the ECU.

     A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, each of whose Dollar Equivalent at the Market Exchange Rate on the date of such replacement shall be equal to the Dollar Equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

     "Election Date" shall mean any date for any series of Registered Securities as specified pursuant to Section 301(14) by which the written election referred to in Section 311(b) may be made, such date to be not later than the Regular Record Date for the earliest payment for which such election may be effective.

     All decisions and determinations of the Currency Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the

Company, the Trustee for the appropriate series of Securities and all Holders of such Securities denominated or payable in the relevant currency or currency units. The Currency Determination Agent shall promptly give written notice to the Company and the Trustee for the appropriate series of Securities of any such decision or determination.

     In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee of the appropriate series of Registered Securities and Currency Determination Agent (and such Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to the ECU or any other currency unit in which Registered Securities are denominated or payable, the Company, after learning thereof, will immediately give written notice thereof to the Trustee of the appropriate series of Registered Securities and Currency Determination Agent (and such Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee of the appropriate series of Registered Securities and Currency Determination Agent.

     The Trustee of the appropriate series of Registered Securities shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent and shall not otherwise have any duty or obligation to determine such information independently.

SECTION 312. Appointment and Resignation of Successor Currency Determination Agent.

     (a) If and so long as the Securities of any series (i) are denominated in a currency unit or a currency other than Dollars or (ii) may be payable in a currency unit or a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent. The Company will cause the Currency Determination Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 301 for the purpose of determining the applicable rate of exchange and for the purpose of converting the issued currency or currency unit into the applicable payment currency or currency unit for the payment of principal (and premium, if any) and interest, if any, pursuant to
Section 311.

     (b) No resignation of the Currency Determination Agent and no appointment of a successor Currency Determination Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Currency Determination Agent as evidenced by a written instrument delivered to the Company and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Currency Determination Agent.

     (c) If the Currency Determination Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Currency Determination Agent for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Currency Determination Agent or Currency Determination Agents with respect to the Securities of that or those series (it being understood that any such successor Currency Determination Agent may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall only be one Currency Determination Agent with respect to the Securities of any particular series).


                                  ARTICLE FOUR

                     SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 401. Satisfaction and Discharge of Securities of any Series Under Limited Circumstances.

     The Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series and, so long as no Event of Default shall be continuing, the Trustee for the Securities of such series, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

               (1) either

                    (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
          Section 305, (ii) any Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender is not required as provided in Section 1006 and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 405) have been delivered to such Trustee for cancellation; or

                    (B) except as otherwise specified pursuant to Section 301 for the Securities of such series, with respect to all Outstanding Securities of such series described in (A) above (and, in the case of Bearer Securities, any coupons appertaining thereto) not theretofore so delivered to the Trustee for the Securities of such series for cancellation shall have become due and payable and the Company has deposited or caused to be deposited with such Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b), 311(d) and 311(e), in which case the deposit to be made with respect to Securities for which an election has occurred pursuant to Section 311(b), or a Conversion Event has occurred as provided in Sections 311(d) and 311(e), shall be made in the currency or currency unit in which such Securities are payable as a result of such election or Conversion Event), sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series and any related coupons for principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date, as the case may be; and

               (2) the Company has paid or caused to be paid all other sums payable with respect to the Securities of such series and any related coupons.

     The Company will reimburse the Trustee for any subsequent costs or expenses reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series.

SECTION 402.   Satisfaction and Discharge.

     The Company may take any action provided for in this Section unless otherwise specified pursuant to Section 301 for the Securities of any particular series. The Company at any time at its option may terminate all of its obligations under the Securities of a series previously authenticated and any related coupons and its obligations under this Indenture with respect to such series (except as provided below), and the Trustee, at the expense of the Company, shall, upon the request of the Company, execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of that series, effective on the date the following conditions are satisfied:

          (1)  with reference to this Section,

                    (i) the Company has deposited or caused to be deposited with such Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b), 311(d) and 311(e), in which case the deposit to be made with respect to Securities for which an election has occurred pursuant to Section 311(b), or a Conversion Event has occurred as provided in Sections 311(d) and 311(e), shall be made in the currency or currency unit in which such Securities are payable as a result of such election or Conversion Event), sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series and any related coupons for principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by this Section, as the case may be; or

                    (ii) the Company has deposited or caused to be deposited with such Trustee as obligations in trust such amount of Government Obligations as will, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by this Section, as the case may be; or

                    (iii) the Company has deposited or caused to be deposited with such Trustee in trust an amount equal to the amount referred to in clause (i) or (ii) in any combination of currency or currency unit or Government Obligations;

     and 91 days have passed during which no Event of Default under Section 501(5) or 501(6) has occurred;

          (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (3) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

          (4) if the Securities are then listed on any securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Securities to be delisted; and

          (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, complying with Section 102 relating to the Company's exercise of such option.

     The trust established pursuant to Subsection 402(1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Company's election, grant the Company the right to substitute Government Obligations from time to time for any or all of the Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, however, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities of a series are to be redeemed prior to their stated maturity pursuant to optional redemption provisions the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     Upon the satisfaction of the conditions set forth in this Section with respect to the Securities of a particular series, the terms and conditions of the Securities of that series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company.

     Notwithstanding the satisfaction and discharge of this Indenture, (i) the Company shall not be discharged from any payment obligations in respect of Securities of any series and any related coupons which are deemed not to be Outstanding under clause (3) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law and (ii) the obligations of the Company under Sections 304, 305, 306, 311, 512, 607, 609, 610, and 909 with respect to the Securities of that series shall survive until the Securities of that series are no longer Outstanding. Notwithstanding the satisfaction of the conditions set forth in this Section, with respect to all the Securities of any series not denominated in Dollars, upon the happening of any Conversion Event the Company shall be obligated to make the payments in Dollars required by Section 311(d) to the extent that the Currency Determination Agent is unable to convert any Foreign Currency or Currency Unit in its possession pursuant to

Section 402(1) into the Dollar Equivalent of the Foreign Currency or the Dollar Equivalent of the Currency Unit, as the case may be. If, after the deposit referred to in Section 402(1) has been made, a Conversion Event occurs as contemplated in Section 311(d) or 311(e), then the indebtedness represented by such Security shall be fully discharged if the deposit made with respect to such Security shall be converted into the Currency Unit in which such Security is payable at the Dollar Equivalent of the Foreign Currency or the Dollar Equivalent of the Currency Unit. The trustee for such series of Securities shall return to the Company any non-converted funds or securities in its possession after such payments have been made.

SECTION 403.   Defeasance of Certain Obligations.

     The Company may take any action provided for in this Section unless otherwise specified pursuant to Section 301 for the Securities of any particular series. The Company at any time at its option may cease to be under any obligation to comply with Sections 903, 904 and 906 with respect to Securities of a series effective on the date the following conditions are satisfied:

          (1)  with reference to this Section,

                    (i) the Company has deposited or caused to be deposited with such Trustee as trust funds in trust an amount in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b), 311(d) and 311(e), in which case the deposit to be made with respect to Securities for which an election has occurred pursuant to Section 311(b), or a Conversion Event has occurred as provided in Sections 311(d) and 311(e), shall be made in the currency or currency unit in which such Securities are payable as a result of such election or Conversion Event), sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series and any related coupons for principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by
               Section 402, as the case may be; or

                    (ii) the Company has deposited or caused to be
               deposited with such Trustee as obligations in trust such amount of Government Obligations as will, as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series and any related coupons for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by Section 402, as the case may be; or

                    (iii) the Company has deposited or caused to be
               deposited with such Trustee in trust an amount equal to the amount referred to in clause (i) or (ii) in any combination of currency or currency unit or Government Obligations; and

          (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (3) the Company has delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

          (4) if the Securities are then listed on any securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Securities to be delisted; and

          (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel complying with Section 102 relating to the Company's exercise of such option.

     The trust established pursuant to Subsection 403(1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. The escrow trust agreement may, at the Company's election, grant the Company the right to substitute Government Obligations from time to time for any or all of the Government Obligations deposited with the Trustee pursuant to this Section and the escrow trust agreement; provided, however, that the condition specified in subsection (1) above is satisfied immediately following any such substitution or substitutions. If any Securities of a series are to be redeemed prior to their stated maturity pursuant to optional redemption provisions the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     The Company's exercise of its option under this Section shall not preclude the Company from subsequently exercising its option under Section 402 hereof and the Company may so exercise that option by providing the Trustee with written notice to such effect.

SECTION 404.   Application of Trust Money.

     The Trustee shall hold in trust money and Government Obligations deposited with it pursuant to Sections 401, 402 or 403. It shall apply the deposited money and Government Obligations through the Paying Agent and in accordance with this Indenture, to the payment of principal (and premium, if any) and interest, if any, on the Securities of the series for the payment of which such money and Government Obligations has been deposited. The Holder of any Security or coupons appertaining thereto replaced pursuant to Section 306 shall not be entitled to any such payment and shall look only to the Company for any payment which such Holder may be entitled to collect. In connection with the satisfaction and discharge of this Indenture or the defeasance of certain obligations under this Indenture with respect to Securities of a series pursuant to Section 402 or 403 hereof, respectively, the escrow trust agreement may, at the Company's election, (1) enable the Company to direct the Trustee to invest any money received by the Trustee on the Government Obligations deposited in trust thereunder in additional Government Obligations, and (2) enable the Trustee for any series of Securities to deliver or pay to the Company from time to time upon the request of the Company any money or Government Obligations held by it as provided in Sections 401, 402 and 403 which, as evidenced by a Certificate of a Firm of Independent Public Accountants, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or Government Obligations were deposited or received.

SECTION 405.   Repayment to Company.

     The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay, unless otherwise prohibited by mandatory provisions of applicable escheat or abandoned or unclaimed property law, to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.   Events of Default.

     An "Event of Default" occurs with respect to a series of Securities if:

          (1) the Company defaults in the payment of interest on any Security of that series or a related coupon, if any, when the same becomes due and payable and the default continues for a period of 30 days;

          (2) the Company defaults in the payment of the principal (and premium, if any) of any Security of that series when the same becomes due and payable at maturity, upon redemption or otherwise;

          (3) the Company fails to comply with any of its other agreements in the Securities of that series or this Indenture for the benefit of that series and the default continues for the period and after the notice specified in this Section;

          (4) the Company or any Subsidiary fails to pay, in accordance with its terms and when payable, any of the principal of or interest on any Debt (other than the Securities) having, in the aggregate, a then outstanding principal amount in excess of $20,000,000 or the maturity of any Debt in such amount shall have been accelerated by any holder or holders thereof or any trustee or agent acting on behalf of such holder or holders, or any Debt in such amount shall have been required by such holder, holders, trustee or agent to be prepaid prior to the stated maturity thereof, in accordance with the provisions of any contract evidencing, providing for the creation of or concerning such Debt;

          (5)  the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D)  makes a general assignment for the benefit of its creditors;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A)  is for relief against the Company in an involuntary case,

               (B) appoints a Custodian of the Company or for all or substantially all of its property, or

               (C) orders the winding up or liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days; or

          (7) there occurs any other event specifically described as an Event of Default by the Securities of that series.

     The term "Bankruptcy Law" means Title 11, United States Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     A default under clause (3) is not an Event of Default with respect to a series of Securities until the Trustee or the Holders of at least 25% in principal amount of the Securities of that series notify the Company of the default and the Company does not cure the default within 30 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." Subject to the provisions of Article Six, the Trustee shall not be charged with knowledge of any default unless written notice thereof shall have been given to the Trustee by the Company, the Paying Agent, the Holder of a Security or an agent of such Holder.

SECTION 502.   Acceleration.

     If an Event of Default with respect to a series of Securities occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in principal amount of the Securities of that series by notice to the Company and the Trustee may declare the principal (and premium, if any) (or, in the case of Original Issue Discounted Securities, such amount of principal as may be provided for in such Securities) of and accrued interest on all the Securities of that series to be due and payable immediately. Upon a declaration such principal (and premium, if any) and interest shall be due and payable immediately. The Holders of a majority in principal amount of the Securities of any series by notice to the Trustee may rescind an acceleration (and upon such rescission any past Event of Default caused by such acceleration shall be deemed cured) with respect to that series and its consequences if all existing Events of Default with respect to the series have been cured or waived, if the rescission would not conflict with any judgment or decree, and if all payment due to the Trustee and any predecessor Trustee under Section 606 have been made.

SECTION 503.   Other Remedies.

     If an Event of Default with respect to a series of Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of (and premium, if any) (or, in the case of Original Issue Discounted Securities, such amount of principal as may be provided for in such Securities) or interest on the Securities or related coupons of that series or to enforce the performance of any provision of such Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or related coupons or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 504.   Waiver of Past Defaults.

     The Holders of a majority in principal amount of the Securities of a series by notice to the Trustee may waive an existing Default or Event of Default with respect to that series and its consequences. When a Default or Event of Default is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 505.   Control by Majority.

     The Holders of a majority in principal amount of the Securities of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on it with respect to that series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, or, subject to Section 601, that the Trustee determines is unduly prejudicial to the rights of other Holders of Securities of the same series or would involve the Trustee in personal liability.

SECTION 506.   Limitation on Suits.

     No Holder of a security of any series may pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default with respect to the Securities of the series is continuing;

          (2) the Holders of at least 25% in principal amount of the Securities of that series make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

     A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over the other Holder.

SECTION 507.   Rights of Holders to Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of (and premium, if any) and interest, if any, on the Security or related coupons, as the case may be, on or after the respective due dates expressed in the Security or related coupons, as the case may be, or to bring suit for the enforcement of any such payment on or after such respective date, shall not be impaired or affected without the consent of the Holder.

SECTION 508.   Collection Suit by Trustee.

     If an Event of Default in payment of interest or principal (and premium, if any) specified in Section 501(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal (and premium, if any) and interest, if any, remaining unpaid.

SECTION 509.   Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, its creditors or its property, and unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions.

SECTION 510.   Priorities.

     If the Trustee collects any money pursuant to this Article with respect to the Securities of any series, it shall pay out the money in the following order:

     First:  to the Trustee for amounts due under Section 606.

     Second: to the Holders of Securities and related coupons of that series for amounts due and unpaid on such Securities and related coupons for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and related coupons for principal (and premium, if any) and interest, if any, respectively; and

     Third:  to the Company.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section.

SECTION 511.   Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit including the Trustee, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 507 or a suit by Holders of more than 10% in principal amount of the Securities of any series.

SECTION 512.   Judgment Currency.

     If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or any related coupon it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or coupon then such conversion shall be made by the Currency Determination Agent at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security or coupon. Any amount due from the Company under this Section shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or coupon. In no event, however, shall the Company be required to pay more in the currency or currency unit due hereunder or under such Security or coupon at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Security or coupon so that in any event the Company's obligations hereunder or under such Security or coupon will be effectively maintained as obligations in such currency or currency unit, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.

                                 ARTICLE SIX

                                 THE TRUSTEE

SECTION 601.   Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default with respect to the Securities of any series for which the Trustee is serving as such,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against such Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to such Trustee, such Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to a series of Securities has occurred and is continuing, the Trustee for the Securities of such series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee for Securities of any series from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) such Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) such Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any particular series relating to the time, method and place of conducting any proceeding for any remedy available to such Trustee, or exercising any trust or power conferred upon such

     Trustee, under this Indenture with respect to the Securities of that series; and

          (4) no provision of this Indenture shall require the Trustee for any series of Securities to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee for any series of Securities shall be subject to the provisions of this Section.

SECTION 602.   Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to Securities of any particular series, the Trustee for the Securities of such series shall give to Holders of Securities of that series, in the manner set forth in Section 106, notice of such default if known to such Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of that series, or in the deposit of any sinking fund payment with respect to Securities of that series, such Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of such Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of that series and related coupons; and provided, further, that in the case of any default of the character specified in Section 501(3) with respect to Securities of that series no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of that series.

SECTION 603.   Certain Rights of Trustee.

     Except as otherwise provided in Section 601:

          (a) the Trustee for any series of Security may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, discretion, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) such Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or committed by it hereunder in good faith and in reliance thereon;

          (e) such Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture for which it is acting as Trustee, unless such Holders shall have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) such Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but such Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters at it may see fit, and, if such Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) such Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and such Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) such Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trust Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities; and

          (i) such Trustee shall have no duties or responsibilities with respect to and shall have no liability for the actions taken or the failures to act of any other Trustees appointed hereunder.

SECTION 604.   May Hold Securities.

     The Trustee for any series of Securities, any Paying Agent, Security Registrar or any other agent of the Company or of such Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 607 and 612, may otherwise deal with the Company with the same rights it would have if it were not such Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 605.   Money Held in Trust.

     Money held by the Trustee for any series of Securities in trust hereunder need not be segregated from other funds except as provided in Section 115 and except to the extent required by law. The Trustee for any series of Securities shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 606.   Compensation and Reimbursement.

     The Company agrees:

          (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as the Company and the Trustee shall mutually agree upon (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee for any series of Securities upon its request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify such Trustee and its agents, including any Authenticating Agent, for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee for any series of Securities shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest if any, on particular Securities.

SECTION 607.   Disqualification; Conflicting Interests.

     The Trustee for the Securities shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

     The Trustee shall not be deemed to have a conflict of interest under
Section 310(b) of the Trust Indenture Act with respect to any other indenture entered into with the Company, provided that the Securities issued by the Company under this Indenture are wholly unsecured.

SECTION 608. Corporate Trustee Required, Different Trustees for Different Series; Eligibility.

     There shall at all times be a Trustee hereunder which shall be (i) a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority, or (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation, or other order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, having, in the case of (i) or (ii), a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any

Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities. A different Trustee may be appointed by the Company for any series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be other than Marine Midland Bank, the Company and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereunder specified in this Article.

SECTION 609.   Resignation and Removal, Appointment of Successor.

     (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

     (b) The Trustee for the Securities of any series may resign at any time with respect to the Securities of such series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee for the Securities of such series within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee for the Securities of any series may be removed at any time with respect to the Securities of such series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to such Trustee and to the Company.

     (d)  If at any time:

          (1) the Trustee for the Securities of any series shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 607 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

          (2) such Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) such Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of such Trustee or of its property shall be appointed or any public officer shall take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove such Trustee or (ii) subject to Section 511, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

     (e) If the Trustee for the Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for the Securities of any series for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of such series and shall comply with the applicable requirements of
Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee for the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee for the Securities of such series shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner required by Section 610, and if such Trustee is still incapable of acting, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 511, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of that series and the address of its Corporate Trust Office.

SECTION 610.   Acceptance of Appointment by Successor.

     (a) Every successor Trustee appointed hereunder with respect to the Securities of any series shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsections (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee for the Securities of any series shall be qualified and eligible under this Article.

SECTION 611.   Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee, or any successor Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

SECTION 612.   Preferential Collection of Claims Against Company.

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act excluding any creditor relationship listed in the Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.

SECTION 613.   Authenticating Agents.

     From time to time the Trustee for the Securities of any series may, subject to its sole discretion, appoint one or more Authenticating Agents with respect to the Securities of such series, which may include any director or officer of the Company or any Affiliate with power to act in the name of the Trustee and subject to its discretion in the authentication and delivery of Securities of such series in connection with transfers and exchanges under Sections 304, 305, 306 and 1007 as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture the authentication and delivery of such Securities of such series by an Authentication Agent for such Securities pursuant to this Section shall be deemed to be authentication and delivery of such Securities "by the Trustee" for the Securities of such series. Any such Authenticating Agent shall at all times be a director or officer of a corporation organized and doing business under the laws of the United States or of any State thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and, if other than an Affiliate of the Trustee, having a combined capital and surplus of at least $10,000,000, and subject to supervision or examination by Federal, State, or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent for any series of Securities shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any Authenticating Agent for any series of Securities may resign at any time by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the appointment of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company in the manner set forth in Section 105. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent for any series of Securities shall cease to be eligible under this Section, the Trustee for such series may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall give written notice of such appointment to all Holders of Securities of such series in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of his appointment hereunder, shall become vested with all the rights, powers and duties of his predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee for the Securities of each series agrees to pay to any corporation any director or officer of which has been appointed as Authenticating Agent for such series from time to time reasonable compensation for such services, and such Trustee shall be entitled to be reimbursed for such payments, subject to Section 606.

     If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certification of authentication, an alternate certificate of authentication in the following form:

     "This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

                                      Marine Midland Bank
                                      ----------------------------------,
                                        as Trustee


                                      By:
                                         --------------------------------
                                         As Authenticating Agent"

SECTION 614.   Reports by Trustee to Holders.

     If required pursuant to Section 313(a) of the Trust Indenture Act, the Trustee, within 60 days after each May 15, shall mail to each Holder a brief report dated as of May 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with the reporting obligations of
Section 313(b) of the Trust Indenture Act. A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which the Securities are listed.


                                 ARTICLE SEVEN

                 MERGER, CONSOLIDATION, CONVEYANCE OR TRANSFER

SECTION 701.   Where Company May Merge, Etc.

     The Company shall not consolidate with or merge into, or transfer, directly or indirectly, all or substantially all of its assets to another corporation or other Person unless (1) the resulting, surviving or transferee corporation or other Person assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, (2) immediately after giving effect to such transaction, no Event of Default and no circumstances that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, and (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all such obligations of the Company shall terminate.

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

SECTION 801.   Supplemental Indentures Without Consent of Holders.

     Without notice to or the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution and the Trustee for the Securities of any or all series, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to such Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation or other Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any particular series of Securities and any related coupons (and, if such covenants are to be for the benefit of fewer than all series of Securities, stating that such covenants are being included solely for the benefit of such series), to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or otherwise secure any series of the Securities or to surrender any right or power herein conferred upon the Company;

          (3) to add any additional Events of Default with respect to any or all series of Securities (and, if any such Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies);

          (4) to add to or to change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations, to provide (subject to applicable laws) for the issuance of uncertificated Securities of any series in addition to or in place of any certificated Securities and to make all appropriate changes for such purposes; provided, however, that any such action shall not materially adversely affect the rights of the Holders of Securities of any series or any related coupons;

          (5) to change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

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

          (6) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than Marine Midland Bank, as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 608;

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b);

          (8) to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed;

          (9) to add to or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act;

          (10) to cure any ambiguity, defect or inconsistency; or

          (11) to make any other amendment, modification, change or supplement to this Indenture or the Securities of any series that does not materially adversely affect the rights of any Holder of any Securities of that series.

     The Trustee may waive compliance by the Company with any provision of this Indenture or the Securities of any series without notice to or consent of any Holder of any Security of such series if such waiver does not materially adversely affect the rights of any Holder of any Securities of such series.

SECTION 802.   Supplemental Indentures With Consent of Holders.

     The Company and the Trustee for the Securities of any or all series may enter into an indenture or indentures supplemental hereto for the purpose of amending or supplementing any of the provisions of this Indenture or the Securities and any related coupons, without notice to any Holder, but with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby, in each case by Act of said Holders of Securities of each such series delivered to the Company and the Trustee for Securities of each such series.
The Holders of a majority in principal amount of the Securities of each series affected may waive compliance by the Company with any provision of this Indenture or the Securities of each such series without notice to any Holder, in each case by Act of said Holders of Securities of each such series delivered to the Company and the Trustee for Securities of each such series. No such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security or coupon, or reduce the principal amount thereof or the rate of interest thereon, if any, or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts (except as contemplated by Section 701(1) and permitted by Section 801(1)) or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the Place of Payment or the currency or currency unit in which any Security or the interest thereon is payable;

          (2) reduce the percentage in principal amount of the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (3) modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 608, 610(6), 801(6) and 801(7).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

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

SECTION 803.   Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee for any series of Securities shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee for any series of Securities may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 801(6) or 801(7)) be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

SECTION 804.   Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

SECTION 805.   Conformity With Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 806.   Reference in Securities to Supplemental Indentures.

     Securities of any particular series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee for the Securities of such series, bear a notation in form approved by such Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series and any related coupons so modified as to conform, in the opinion of the Trustee for the Securities of such series, to any such supplemental indenture may be prepared and executed by the Company and such Securities may be authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series and any related coupons.

                                 ARTICLE NINE

                                   COVENANTS

SECTION 901.   Certain Definitions.

     "Attributable Debt" for a lease means the carrying value of the capitalized rental obligation determined under generally accepted accounting principles whether or not such obligation is required to be shown on the balance sheet as a long-term liability. The carrying value may be reduced by the capitalized value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the sample property.

     "Consolidated Net Tangible Assets" means total assets less (1) total current liabilities (excluding any Debt which, at the option of the borrower, is renewable or extendible to a term exceeding 12 months and which is included in current liabilities and further excluding any deferred income taxes which are included in current liabilities) and (2) goodwill, patents, trademarks and other like intangibles, all as stated on the Company's most recent quarter-end consolidated balance sheet preceding the date of determination.

     "Debt" means any debt for borrowed money, capitalized lease obligations and purchase money obligations, or any guarantee of such debt, in any such case which would appear on the consolidated balance sheet of the Company as a liability.

     "Exempted Debt" means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined: (i) Debt incurred after the date of this Indenture and secured by liens created or assumed or permitted to exist pursuant to Section 903(b), and (ii) Attributable Debt of the Company and its Subsidiaries in respect of all sale and lease-back transactions with regard to any Principal Property entered into pursuant to
Section 904(b).

     "Funded Debt" means all Debt having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

     "Principal Property" means land, land improvements, buildings and associated factory and laboratory equipment owned or leased pursuant to a capital lease and used by the Company or any Subsidiary primarily for manufacturing, assembling, processing, producing, packaging or storing its products, raw materials, inventories or other materials and supplies located in the United States and having an acquisition cost plus capitalized improvements in excess of 2% of Consolidated Net Tangible Assets as of the date of determination, but shall not include any such property financed through the issuance of tax exempt governmental obligations, or any such property that has been determined by Board Resolutions of the

Company not to be of material importance to the respective businesses conducted by the Company and its Subsidiaries taken as a whole, effective as of the date such resolution is adopted.

     "Subsidiary" means a corporation a majority of the Voting Stock of which is owned by the Company, the Company and one or more Subsidiaries, or one or more Subsidiaries.

     "United States" means the United States of America, but excluding the Commonwealth of Puerto Rico, the Virgin Islands and other territories and possessions thereof.

     "Voting Stock" means capital stock having voting power under ordinary circumstances to elect directors.

SECTION 902.   Payment of Securities.

     The Company shall promptly pay the principal of (and premium, if any) and interest, if any, on the Securities and related coupons on the dates and in the manner provided in the Securities.

     To the extent lawful, the Company shall pay interest on overdue principal at the rate borne by the Securities and shall pay interest on overdue installments of interest at the same rate.

SECTION 903.   Limitation on Liens.

     (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly, as security for any Debt, mortgage, pledge or create or permit to exist any lien on any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property, whether such shares of stock, indebtedness or other obligations of a subsidiary or Principal Property are owned at the date of this Indenture or hereafter acquired, unless the Company secures or causes to be secured any outstanding Securities equally and ratably with all Debt secured by such mortgage, pledge or lien, so long as that Debt shall be secured; provided, however, that this covenant shall not apply in the case of (i) the creation of any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property hereafter acquired (including acquisitions by way of merger or consolidation) by the Company or a Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, pledge or other lien upon any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property hereafter acquisitions existing at the time of such acquisition, or the acquisition of any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property subject to any mortgage, pledge or other lien without the assumption thereof, provided that any mortgage, pledge or lien referred to in this clause (i) shall attach only to the shares of stock, indebtedness or other obligations of a Subsidiary or a

Principal Property so acquired and fixed improvements thereon; (ii) as to any particular series of Securities, any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property existing on the date that Securities of such series are first issued; (iii) any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property in favor of the Company or any other Subsidiary; (iv) any mortgage, pledge or other lien on a Principal Property being constructed or improved securing Debt incurred to finance the construction or improvements; (v) any mortgage, pledge or other lien on shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property incurred in connection with the issuance by a state or political subdivisions thereof of any securities the interest on which is exempt from Federal income taxes by virtue of Section 103 of the United States Internal Revenue Code of 1986, as amended, or any other laws and regulations in effect at the time of such issuance; and (vi) any renewal of or substitution for any mortgage, pledge or other lien permitted by any of the preceding clauses (i) through (v), provided, in the case of a mortgage, pledge or other lien permitted under clause (i), (ii) or (iv), the Debt secured is not increased nor the line extended to any additional assets.

     (b) Notwithstanding the provisions of paragraph (a) of this Section 903, the Company or any Subsidiary may create or assume liens in addition to those permitted by paragraph (a) of this Section 903, and renew, extend or replace such liens, provided, that at the time of such creation, assumption, renewal, extension or replacement, and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

SECTION 904.   Limitation on Sale-Leaseback Transactions.

     (a) The Company will not, and will not permit, any Subsidiary to, sell or transfer, directly or indirectly, except to the Company or a Subsidiary, a Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of all or part of such property except a lease for a period of three years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided that, notwithstanding the foregoing, the Company or any Subsidiary may sell a Principal Property and lease it back for a longer period (i) if the Company or such Subsidiary would be entitled, pursuant to the provisions of Section 903(a), to create a mortgage on the property to be leased securing Debt in an amount equal to the Attributable Debt with respect to the sale and lease-back transaction without equally and ratably securing the outstanding Securities or
(ii) if (A) the Company promptly informs the Trustee of such transactions, (B) the net proceeds of such transactions are at least equal to the fair value (as determined by a Board Resolution) of such property and (C) the Company causes an amount equal to the net proceeds of the sale to be applied to the retirement (whether by redemption, cancellation after open-market purchases, or otherwise), within 120 days after receipt of such proceeds, of Funded Debt (including the Securities) and having an outstanding principal amount equal to the net proceeds.

     (b) Notwithstanding the provisions of paragraph (a) of this Section 904, the Company or any Subsidiary may enter into sale and lease-back transactions in addition to those permitted by paragraph (a) of this Section 904 and without any obligation to retire any outstanding Securities or other Funded Debt, provided that at the time of entering into such sale and lease-back transactions and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

SECTION 905.   No Lien Created, etc.

     This Indenture and the Securities do not create a lien, charge or encumbrances on any property of the Company or any Subsidiary.

SECTION 906.   Compliance Certificate.

     The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any default by the Company in performing its covenants in
Section 903 or 904. If they do know of such a default, the certificate shall describe the default. The certificate need not comply with Section 102.

SECTION 907.   Commission Reports.

     The Company shall file with the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

SECTION 908.   Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any particular series of Securities and any related coupons, it will, on or before each date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b), 311(d) and 311(e)) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee for the Securities of such series of its action or failure to so act.

     Whenever the Company shall have one or more Paying Agents for any particular series of Securities and any related coupons, the Company will, on or prior to each due date of the principal of (and premium, if any) or interest, if any, on any such Securities, deposit with a Paying Agent for the Securities of such series a sum (in the currency or currency unit described in the preceding paragraph) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee for the Securities of such series) the Company will promptly notify such Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any particular series of Securities other than the Trustee for the Securities of such series to execute and deliver to such Trustee an instrument in which such Paying Agent shall agree with such Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give such Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of (or premium, if any) and interest, if any, on Securities of that series; and

     (3) at any time during the continuation of any such default, upon the written request of such Trustee, forthwith pay to such Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee for the Securities of any series all sums held in trust by the Company or such Paying Agent, such sums to be held by such Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to such Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee for the Securities of any series or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) and interest, if any, on any Securities of any particular series and remaining unclaimed for two years after such principal (and premium, if any) and interest, if any, has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trusts; and the Holder of such Security shall, thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of such Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that such Trustee or such Paying Agent, before being required to make any such repayment may give written notice to the Holder of such Security in the manner set forth in Section 106, or may, in its discretion, in the name and at the expense of the Company, cause to be published at least once in a newspaper published in the English language, customarily on each Business Day and of general circulation in New York, New York notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company.

SECTION 909.   Maintenance of Office or Agency.

     If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for that series an office or agency where Securities of that series may be presented or surrendered for payment, and an office or agency where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company with respect to the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) an office or agency in a Place of Payment for that series in the United States where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange for Registered Securities, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on the Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a

Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee for the Securities of that series of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee for the Securities of that series with the address thereof, such presentations (to the extent permitted by law) and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of such Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

     No payment of principal (and premium, if any) or interest, if any, on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States. Payments will not be made in respect of Bearer Securities or coupons appertaining thereto pursuant to presentation to the Company or their respective designated Paying Agents within the United States. Notwithstanding the foregoing, payment of principal of (and premium, if any) and interest, if any, on any Bearer Security denominated and payable in Dollars will be made at the office of the Company's Paying Agent in the United States, if, and only if, payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for that purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purpose. The Company will give prompt written notice to the Trustee for the Securities of each series so affected of any such designation or rescission and of any change in the location of any such office or agency.

     If and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent.


                                  ARTICLE TEN

                            REDEMPTION OF SECURITIES

SECTION 1001.  Applicability of This Article.

     Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article, provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

SECTION 1002.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities of any series shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any particular series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee for the Securities of such series) notify such Trustee by Company Request of such Redemption Date and of the principal amount of Securities of that series to be redeemed and shall deliver to such Trustee such documentation and records as shall enable such Trustee to select the Securities to be redeemed pursuant to
Section 1003. In the case of any redemption of Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee for Securities of such series with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1003.  Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities are to be redeemed, the Company may select the series to be redeemed, and if less than all of the Securities of any series are to be redeemed, the particular Securities of that series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee for the Securities of such series, from the Outstanding Securities of that series not previously called for redemption, by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series, or any integral multiple thereof) of the principal amount of Securities of that series of a denomination larger than the minimum authorized denomination for Securities of that series pursuant to Section 302 in the currency or currency unit in which the Securities of such series are denominated.

     The Trustee for the Securities of any series to be redeemed shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1004.  Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 106 not later than the thirtieth day and not earlier than the sixtieth day prior to the Redemption Date, to each Holder of Securities to be redeemed.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all Outstanding Securities of a particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date,

          (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date are to be surrendered for payment of the Redemption Price,

          (6)  that the redemption is for a sinking fund, if such is the case,

          (7) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price or security or indemnity satisfactory to the

     Company, the Trustee for such series and any Paying Agent is furnished, and

          (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee for such Securities in the name and at the expense of the Company.

SECTION 1005.  Deposit of Redemption Price.

     Prior to the opening of business on any Redemption Date, the Company shall deposit with the Trustee for the Securities to be redeemed or with a Paying Agent for such Securities (or, if the Company is acting as its own Paying Agent for such Securities, segregate and hold in trust) an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b), 311(d) and 311(e)) sufficient to pay the principal amount of (and premium, if any, thereon), and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1006.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currency unit in which the Securities of such series are payable (except as otherwise provided pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b), 311(d) and 311(e)) and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of such Security for redemption in accordance with said notice together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security or specified portions thereof shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest, and provided, further, that unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all coupons appertaining thereto maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupon or coupons may be waived by the Company if there is furnished to the Company, the Trustee for such Security and any Paying Agent such security or indemnity as they may require to save the Company, such Trustee and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to such Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by
Section 301, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at a rate per annum equal to the rate borne by the Security (or, in the case of Original Issue Discount Securities, the Security's Yield to Maturity).

SECTION 1007.  Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at the Place of Payment (with, if the Company or the Trustee for such Security so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and such Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities, of any authorized denomination as requested by such Holder, of the same series and having the same terms and provisions and in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered.

                                 ARTICLE ELEVEN

                               HOLDERS' MEETINGS

SECTION 1101.  Purposes of Meetings.

     A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eleven for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

          (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article Six;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Article Eight; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 1102.  Call of Meetings by Trustee.

     The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 1101, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 106. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

SECTION 1103.  Call of Meetings by Company or Holders.

     In case at any time the Company, pursuant to a Board Resolution, or the Holders of a majority in aggregate principal amount of the Outstanding Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 1101, by given notice thereof as provided in Section 1102.

SECTION 1104.  Qualifications for Voting.

          To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and all representatives of the Company and its counsel.

SECTION 1105.  Regulations.

          Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 1103, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

          Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 301) of Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Securities of such series.
Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 1102 or 1103 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

SECTION 1106.  Voting.

          The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be taken and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 1102. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1107.  No Delay of Rights by Meeting.

          Nothing contained in this Article Eleven shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Securities of any series.

                                   *   *   *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                  THE BLACK & DECKER CORPORATION


[SEAL]                            By:___________________________
                                     Title


Attest:___________________________
       Secretary

                                  MARINE MIDLAND BANK,
                                          TRUSTEE


[SEAL]                            By:_________________________________
                                     Vice President


Attest:___________________________
       Trust Officer

                                   EXHIBIT A


[FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR CEDEL, S.A. BY OR ON BEHALF OF A BENEFICIAL OWNER OF SECURITIES, IN ORDER TO RECEIVE A DEFINITIVE BEARER SECURITY IN EXCHANGE FOR AN INTEREST IN A TEMPORARY GLOBAL SECURITY OR TO EXCHANGE AN INTEREST IN A TEMPORARY GLOBAL SECURITY FOR AN INTEREST IN A PERMANENT GLOBAL SECURITY IN DEFINITIVE FORM]

                         The Black & Decker Corporation

                  [Insert title or description of Securities]

     Reference is hereby made to the Indenture dated as of ________ __, 1994 (the "Indenture") between The Black & Decker Corporation (the "Issuer") and _________________________________, as Trustee. Unless otherwise herein defined, terms used herein have the same meaning as in the Indenture.

     This is to certify that as of the date hereof and except as set forth below, ________ principal amount of the above-captioned Securities held by you for our account (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the beneficial interest in the temporary global Security held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certificate excepts and does not relate to principal amount of ______ Securities held by you for our account as to which we are not able to provide a certificate in this form. We understand that exchange of such portion of the temporary Global Security for definitive Bearer Securities or interests in a permanent Global Security cannot be made until we are able to provide a certificate in this form.

     We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Marina Islands.


By:_________________________________          Dated:_________________________
   As, or as agent for, the beneficial              [Not earlier than 15 days
   owner(s) of the portion of the                    prior to Exchange Date]
   temporary Global Security to which
   this certificate relates.

                                   EXHIBIT B


[FORM OF CERTIFICATE TO BE GIVEN TO THE APPROPRIATE TRUSTEE BY EUROCLEAR OR CEDEL, S.A. REGARDING THE EXCHANGE OF A TEMPORARY GLOBAL SECURITY FOR DEFINITIVE SECURITIES OR FOR A PORTION OF A PERMANENT GLOBAL SECURITY IN DEFINITIVE FORM]

                         The Black & Decker Corporation

                  [Insert title or description of Securities]

     Reference is hereby made to the Indenture dated as of ________ __, 1994 (the "Indenture") between The Black & Decker Corporation (the "Issuer") and _________________________________, as Trustee. Unless otherwise herein defined, terms used herein shall have the same meaning as in the Indenture.

     The undersigned certifies that based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture as of the date hereof, _____ principal amount of the above-captioned Securities (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or
(iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We further certify (i) that we are not making available for exchange or collection of any interest any portion of the temporary Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of

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

our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America (including the States and the District of Columbia), and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Marina Islands.



By:__________________________________        Dated: ___________________
                                                    [Not earlier than
                                                     Exchange Date]

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

                                   EXHIBIT C


[FORM OF CERTIFICATE TO BE GIVEN TO THE APPROPRIATE TRUSTEE BY EUROCLEAR OR CEDEL, S.A. REGARDING PAYMENTS ON A TEMPORARY GLOBAL SECURITY PRIOR TO AN EXCHANGE DATE]

                         The Black & Decker Corporation

                  [Insert title or description of Securities]

     Reference is hereby made to the Indenture dated as of ________ __, 1994 (the "Indenture") between The Black & Decker Corporation (the "Issuer") and _________________________________, as Trustee. Unless otherwise herein defined, terms used herein shall have the same meaning as in the Indenture.

     The undersigned certifies that based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture as of the date hereof, _____ principal amount of the above-captioned Securities (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or
(iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United
States or its possessions.

     We further certify (i) that we are not making available for exchange or collection of any interest any portion of the temporary Global Security excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate of a copy thereof to any interested party in such proceedings. "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Marina Islands.


Dated: [Not earlier than Payment Date]

By:_________________________________

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

                                   EXHIBIT D


[FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR CEDEL, S.A. BY OR ON BEHALF OF A BENEFICIAL OWNER OF SECURITIES, IN ORDER TO RECEIVE PAYMENT ON A TEMPORARY GLOBAL SECURITY PRIOR TO AN EXCHANGE DATE]


                         The Black & Decker Corporation

                  [Insert title or description of Securities]

     Reference is hereby made to the Indenture dated as of ________ __, 1994 (the "Indenture") between The Black & Decker Corporation (the "Issuer") and _________________________________, as Trustee. Unless otherwise herein defined, terms used herein have the same meaning as in the Indenture.

     This is to certify that as of the date hereof and except as set forth below, ______ principal amount of the above-captioned Securities held by you for our account (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or
(b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.1635(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the beneficial interest in the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We undertake to advise you promptly by tested telex if the foregoing statement as to beneficial ownership is not correct on the [insert relevant payment date], and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certificate excepts and does not relate to ______ principal amount of Securities held by you for our account as to which we are not able to provide a certificate in this form. We understand that payments, if any, due prior to the Exchange Date with respect to such portion of the temporary Global Security cannot be made until we are able to provide a certificate in this form.

     We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America (including the States and the District of Columbia); and its "Possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Marina Islands.


Dated: [Not earlier than 15 days prior to Payment Date]

By:_________________________________
   As, or as agent for, the beneficial
   owner(s) of the portion of the
   temporary Global Security to which
   this certificate relates.

                                     D-2